Held-for-sale liabilities	12 Months Ended
Dec. 31, 2018
Held for sale liabilities [Abstract]
Held-for-sale liabilities
14.	Held-for-sale liabilities

In September 2018, the Company entered into a sale and purchase agreement to transfer all current and future rights and obligations related to the issuance and redemption of LinkToken to a third party named Beijing LinkChain Co., Ltd. (“Beijing LinkChain” or “Buyer”). This disposal was completed in April 2019 and the operations of LinkToken, including all current and future rights and obligations related to the issuance and redemption of LinkToken have been transferred to the Buyer and the Company expects to record a gain as result of the disposal in April 2019.